American Beacon Money Market Mileage Fund

Supplement dated August 15, 2011
to the
Prospectus dated April 29, 2011

On August 10, 2011, the Board of Trustees (the “Board”) of American Beacon Mileage Funds (the “Trust”) approved a plan to liquidate and terminate the American Beacon Money Market Mileage Fund (the “Fund”), upon recommendation by American Beacon Advisors, Inc. (“Manager”), the manager to the Fund.  Due to the size of the Fund, the Manager does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, effective immediately the Fund is closed to new shareholders.  Effective August 22, 2011, the Fund will stop accepting purchases into the Fund from existing shareholders.   To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment objective.  On or about September 30, 2011 (the “Liquidation Date”), the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares.   Once the distribution is complete, the Fund will terminate.

You may redeem your shares of the Fund at any time prior to the Liquidation Date.   All dividends will continue to be paid in accordance with the Fund’s prospectus until the Liquidation Date.

 For more information, please contact us at 1-800-658-5811, Option 1.

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